UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2017

Mammoth Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware		32-0498321
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
001-37917
(Commission File Number)
14201 Caliber Drive Suite 300 Oklahoma City, Oklahoma		73134
(Address of principal executive offices)		(Zip Code)
(405) 608-6007
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported by Mammoth Energy Services, Inc. (“Mammoth” or the "Company") in its Current Report on Form 8-K filed on June 9, 2017, Mammoth acquired certain oilfield service companies (the “Acquisition”) from Gulfport Energy Corporation, Rhino Exploration LLC, and certain affiliates of Wexford Capital LP. Mammoth hereby amends the initial report on Form 8-K to provide the audited financial statements, the unaudited interim financial statements and the pro forma financial information, which are required by Item 9.01(a) and (b) of Form 8-K in connection with the Acquisition.

Item 9.01. Financial Statements and Exhibits

The financial statements and pro forma financial information with respect to the Acquisition required by Item 9.01 of Form 8-K are included in this Report as listed below.

(d)    Exhibits.

Number	Exhibit
23.1	Consent of Grant Thornton LLP with respect to Stingray Energy Services LLC and Affiliate
23.2	Consent of PricewaterhouseCoopers LLP with respect to Sturgeon Acquisitions LLC and its subsidiaries
99.1
Audited combined financial statements of Stingray Energy Services LLC and Affiliate as of and for the years ended December 31, 2016 and 2015, including notes thereto, and the report of the independent registered accounting firm thereon.

99.2	Unaudited condensed combined financial statements of Stingray Energy Services LLC and Affiliate as of and for the three months ended March 31, 2017, including notes thereto.
99.3
Audited consolidated financial statements of Sturgeon Acquisitions LLC as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended and the period September 13, 2014 to December 31, 2014, including notes thereto, and the report of the independent auditing firm thereon.

99.4
Unaudited condensed consolidated financial statements of Sturgeon Acquisitions LLC as of March 31, 2017 and December 31, 2016, and the results of its operations and its cash flows for the three months ended March 31, 2017 and 2016, including notes thereto.

99.5
Unaudited pro forma condensed combined financial information of Mammoth Energy Services, Inc. as of March 31, 2017, and the results of its operations for the three months ended March 31, 2017 and the years ended December 31, 2016, 2015 and 2014, including notes thereto.

99.6
Unaudited condensed combined financial information, as adjusted for the net assets and operations of Sturgeon Acquisitions LLC, of Mammoth Energy Services, Inc. as of March 31, 2017, and the results of its operations for the three months ended March 31, 2017 and the years ended December 31, 2016, 2015 and 2014, including notes thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	August 2, 2017	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary

Number	Exhibit
23.1	Consent of Grant Thornton LLP with respect to Stingray Energy Services LLC and Affiliate
23.2	Consent of PricewaterhouseCoopers LLP with respect to Sturgeon Acquisitions LLC and its subsidiaries
99.1
Audited combined financial statements of Stingray Energy Services LLC and Affiliate as of and for the years ended December 31, 2016 and 2015, including notes thereto, and the report of the independent registered accounting firm thereon.

99.2	Unaudited condensed combined financial statements of Stingray Energy Services LLC and Affiliate as of and for the three months ended March 31, 2017, including notes thereto.
99.3
Audited consolidated financial statements of Sturgeon Acquisitions LLC as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended and the period September 13, 2014 to December 31, 2014, including notes thereto, and the report of the independent auditing firm thereon.

99.4
Unaudited condensed consolidated financial statements of Sturgeon Acquisitions LLC as of March 31, 2017 and December 31, 2016, and the results of its operations and its cash flows for the three months ended March 31, 2017 and 2016, including notes thereto.

99.5
Unaudited pro forma condensed combined financial information of Mammoth Energy Services, Inc. as of March 31, 2017, and the results of its operations for the three months ended March 31, 2017 and the years ended December 31, 2016, 2015 and 2014, including notes thereto.

99.6
Unaudited condensed combined financial information, as adjusted for the net assets and operations of Sturgeon Acquisitions LLC, of Mammoth Energy Services, Inc. as of March 31, 2017, and the results of its operations for the three months ended March 31, 2017 and the years ended December 31, 2016, 2015 and 2014, including notes thereto.